UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2009

Commission File Number: 000-52496

CHINA JIANYE FUEL, INC.
(Exact name of registrant as specified in its charter)

Delaware	20-8296010
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)
136-20 38th Ave. Unit 3G, Flushing, NY 11354
(Address of principal executive office and zip code)

718-395-8706
(Registrant’s telephone number, including area code)
 (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01: Changes In Registrant's Certifying Accountant

Effective as of October 22, 2009, the Company dismissed Patrizio & Zhao, LLC ("P&Z"), the Company's independent registered public accounting firm. The decision to change accountants was approved by the Company's Board of Directors.

P&Z reported on the Company's consolidated financial statements for the years ending June 30, 2009 and 2008.  For these periods and up to October 22, 2009, there were no disagreements with P&Z on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of P&Z, would have caused it to make reference thereto in its report on the financial statements for such years.  During such years, there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The reports of P&Z on the financial statements of the Company for the fiscal years ended June 30, 2009 and 2008 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The Company has provided P&Z with a copy of the foregoing disclosure and requested that P&Z provide the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to this item, and if not, to state the respects in which it does not agree. A copy of such letter, dated October 28, 2009, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

On October 22, 2009, the Company engaged KCCW Accountancy Corp. of Walnut, California (“KCCW”) to assume the role of its new principal independent accountants.

During the fiscal years ended June 30, 2009 and 2008 and through October 22, 2009, the Company did not consult with KCCW on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and KCCW did not provide either in a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304 (a)(1)(v) of Regulation S-K.

Item 9.01: Financial Statements and Exhibits.

16.1	Letter from Patrizio & Zhao, LLC dated October 28, 2009 to the Securities and Exchange Commission

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Jianye Fuel, Inc.

Date: October 28, 2009	By:	/s/ Jianye Wang
Jianye Wang
Chief Executive